UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2026

Haymaker Acquisition Corp V

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43476	98-1899739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 North Flagler Drive

Suite 350

West Palm Beach, FL 33401

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (929) 280-1912

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	HYACU	The New York Stock Exchange LLC
Class A ordinary shares, par value $0.0001 per share	HYAC	The New York Stock Exchange LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	HYACW	The New York Stock Exchange LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 18, 2026, Haymaker Acquisition Corp V (the “Company”) consummated its initial public offering (“IPO”) of 28,750,000 units (the “Units”), including 3,750,000 Units issued pursuant to the exercise in full by the underwriters of their over-allotment option. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $287,500,000. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-298544) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on August 25, 2026, as amended (the “Registration Statement”):

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An Underwriting Agreement, dated September 16, 2026, by and between the Company and Cantor Fitzgerald & Co. and William Blair & Company, L.L.C. (together, the “Representatives”), as representatives of the several underwriters (collectively, the “Underwriters”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

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A Warrant Agreement, dated September 16, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

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An Investment Management Trust Agreement, dated September 16, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

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A Registration Rights Agreement, dated September 16, 2026, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

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A Private Placement Warrants Purchase Agreement, dated September 16, 2026 (the “Sponsor Private Placement Warrants Purchase Agreement”), by and between the Company and Haymaker Sponsor V LLC, a Delaware limited liability company (the “Sponsor”), a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

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A Private Placement Warrants Purchase Agreement, dated September 16, 2026 (the “Underwriters Private Placement Warrants Purchase Agreement”), by and between the Company and the Underwriters, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

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A Letter Agreement, dated September 16, 2026 (the “Letter Agreement”), by and among the Company, its officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

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Indemnity Agreements, dated September 16, 2026 (each, an “Indemnity Agreement”), by and among the Company and each Director (as defined below) and executive officer of the Company, a form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

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An Administrative Services Agreement, dated September 16, 2026 (the “Administrative Services Agreement”), by and between the Company and Mistral Capital Management LLC (“Mistral Capital”), an affiliate of Chief Executive Officer, Chief Financial Officer, and the Chairman of the Board, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

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An Advisory Services Agreement, dated September 16, 2026 (the “Advisory Services Agreement”), by and between the Company and Forest Crest Holdings LLC, an affiliate of Chief Executive Officer, Chief Financial Officer, and the Chairman of the Board, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

The material terms of such agreements are fully described in the Company’s final prospectus, dated September 16, 2026, as filed with the Commission on September 18, 2026 (the “Prospectus”) and are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Warrants Purchase Agreement and the Underwriters Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 5,333,333 warrants (the “Private Placement Warrants”) to the Sponsor and the Underwriters, with each Private Placement Warrant exercisable to purchase one Class A ordinary share at $11.50 per share, at a price of $1.50 per Private Placement Warrant, or $8,000,000 in the aggregate. Of the 5,333,333 Private Placement Warrants, the Sponsor purchased 4,000,000 Private Placement Warrants and the Underwriters purchased an aggregate of 1,333,333 Private Placement Warrants. The Private Placement Warrants (and underlying securities) are identical to the warrants included in the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On September 16, 2026, in connection with the IPO, the Company’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”), filed with the Cayman Islands Registrar of Companies, became effective. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. The description of the Amended and Restated Memorandum and Articles of Association does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Memorandum and Articles of Association, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $287,500,000 of the proceeds from the IPO (which amount includes $12,250,000 of the underwriters’ deferred discount) and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO (or by such earlier liquidation date as the Company’s board of directors may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On September 16, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On September 18, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 16, 2026, by and between the Company and Cantor Fitzgerald & Co. and William Blair & Company, L.L.C., as representatives of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated September 16, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Investment Management Trust Agreement, September 16, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.2	Registration Rights Agreement, dated September 16, 2026, by and among the Company and certain security holders.

10.3	Sponsor Private Placement Warrants Purchase Agreement, dated September 16, 2026, by and between the Company and the Sponsor.

10.4	Underwriters Private Placement Warrants Purchase Agreement, dated September 16, 2026, by and between the Company and the Underwriters.

10.5	Letter Agreement, dated September 16, 2026, by and among the Company, its officers, directors, and the Sponsor.

10.6	Form of Indemnity Agreement (incorporated herein by reference to Exhibit 10.6 to the Registration Statement on Form S-1 (File No. 333- 298544), filed by the Company on August 25, 2026).

10.7	Administrative Services Agreement, dated September 16, 2026, by and between the Company and Mistral Capital Management LLC.

10.8	Advisory Services Agreement, dated September 16, 2026, by and between the Company and Forest Crest Holdings LLC.

99.1	Press Release, dated September 16, 2026.

99.2	Press Release, dated September 18, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYMAKER ACQUISITION CORP V

	By:	/s/ Christopher Bradley
	Name:	Christopher Bradley
	Title:	Chief Executive Officer, Chief Financial Officer and Chairman of the Board

Dated: September 22, 2026

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